Investments in Companies Accounted for at Equity Method (Details) - Schedule of investment in TSG equity method - USD ($) $ in Thousands	Dec. 31, 2020	Dec. 31, 2019
Investment in companies accounted for at equity method
Shares	$ 18,225	$ 18,347
Capital note	8,940	7,669
Total	27,165	26,016
Long-term prepaid expenses, other accounts, and other investments
Dividend preference derivative at fair value through profit or loss	$ 1,707	$ 1,539